Exhibit 10.3.4

							1. CONTRACT ID CODE		PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT							A		1	3

2.	AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4.	REQUISITION/PURCHASE REQ. NO.		5.	PROJECT NO. (If applicable)
		0015		11/15/2005

6.	ISSUED BY		CODE	00001	7.	ADMINISTERED BY (If other than Item 6)			CODE

FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8.	NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)					(x)	9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.
9B. DATED (SEE ITEM 11)
46000 Center Oak Plaza
10A. MODIFICATION OF CONTRACT/ORDER NO.
	Sterling, VA 20166					(X)	CON01000016

						(X)	10B. DATED (SEE ITEM 13)

CODE		FACILITY CODE

	11.	THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[  ]The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended, [  ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
No Change

	13.	THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

D. OTHER (Specify type of modification and authority)

E.	IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return 3 copies to the issuing office.

14.	DESCRIPTION of AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE ABOVE NUMBERED CONTRACT IS HEREBY MODIFIED TO:

1) TO ACCEPT ALL CHANGE ORDER #37 AT A COST OF $1,358.00. COPY OF CHANGE ORDER IS ATTACHED.

ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

15A.	NAME AND TITLE OF SIGNER (Type or print)				16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Dennis O. Dorsey

15B.	CONTRACTOR/OFFEROR	15C.	DATE SIGNED		16B.	UNITED STATES OF AMERICA	16C. DATE SIGNED

					BY		12/5/05

(Signature of person authorized to sign)						(Signature of Contracting Officer)

NSN 7540-01-152-8070				30-105			STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE							Prescribed by GSA
FAR (48 CFR) 53.243

LINE ITEM	Document Number	Title	Page
SUMMARY	CON01000016/0017	Pooling Administrator – Neustar	2 of 3

Line Item	Delivery Date	Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

Address Detail		Title	Document Number	Page

		Pooling Administrator – Neustar	CON01000016/0017	3 of 3

Shipping Addresses
Code	Detail
0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts identified
	Phone:	( ) - ext.
	Fax:	( ) - ext.

Invoice Addresses
Code	Detail
0001	Org:	FCC / Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington, DC 20554
	Attn:	No Contacts identified
	Phone:	( ) - ext.
	Fax:	( ) - ext.

National Pooling Administration
Change order Proposal #37
(INC Issue #458 – “Reduce Aging Period For
Returned/Reclaimed Blocks”)
December 7, 2004

NeuStar, Inc.	4600 Center Oak Plaza Sterling VA, 20166

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

1 Introduction	3
2 Industry Numbering Committee’s Proposed Change	4
3 The Proposal	5
4 Assumptions and Risks	5
5 Cost	5
6 Conclusion	5

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-ii

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

1 Introduction
1.1 Purpose and Scope
In accordance with NeuStar’s National Pooling Administration contract 1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the National Pooling Administrator (PA), hereby submits this Change Order Proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Attachment B, Section C of the Thousands-Block Pooling Contractor Technical Requirements, dated November 30, 2000, Sections 2.5 through 2.5.4, which read as follows:
2.5 Changes in the Environment
The FCC may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor. The contractor is additionally subject to the provisions of the changes clause in Section I.
2.5.1 Process
Accordingly, after a contractor is selected, the FCC, the NANC and/or the INC may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines), and procedures that may have an effect on the functions performed by the contractor.
2.5.2 Changes
The contractor shall review changes when numbering resource plans, administrative directives, assignment guidelines, and procedures are initiated or modified to determine if there is any impact on the functions that they must perform.
2.5.3 Notifications
The contractor shall then, within a period of not more than 30 calendar days from said event (e.g., the date INC places an issue into Final Closure), provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.
2.5.4 Roles
The NANC shall review the notice and provide a recommendation to the FCC regarding the effect of the contractor’s notice and supporting documentation.
The contractor shall comply with state regulatory decisions, rules and orders with respect to pooling, as applicable, as long as they are not in conflict with FCC decisions, orders, and rules and are within state jurisdiction.

1	FCC Contract Number CON01000016

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-3

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

This document provides the information required by the contract, such as identifying the new requirements of the expanded scope of work, offering our proposed solution, and addressing its cost, risks, and assumptions as a result of the Industry Numbering Committee’s (INC) disposition of Issue 458 on November 12, 2004.
2 Industry Numbering Committee’s Proposed Change
According to Section 9.2.4 of the Thousands-Block Number (NXX-X) Pooling Administration Guidelines, the aging period for returned or reclaimed thousands-blocks, is 90 days. After this 90-day aging period, blocks are made available for reassignment. On November 12, 2004, INC placed Issue 458 into Final Closure. As a result of INC Issue 458, the aging period in the guidelines is being reduced from 90 days to 45 days. Therefore, PAS will need to be modified to compensate for this reduction in the aging period.
INC Issue 458 Reduce Aging Period for Returned/Reclaimed Blocks
Quoted below are the INC official issue statement and final resolution, which can also be found on the ATIS website (http://www.atis.org):
A) Issue Statement
At INC 77, the INC received a request from the NANC’s Numbering Oversight Working Group (NOWG) to provide input to the NOWG’s upcoming review of the Pooling Administrator (PA) Technical Requirements. In CS-098, dated August 24, 2004, the INC provided four suggestions to the NOWG, including a suggestion to “Age returned blocks only 45 days instead of 90 days.” Verizon Wireless took an action item to bring in a new issue and contribution to INC so that the associated guidelines changes could be made.
Occasionally an SP may need to exchange a block with the industry inventory pool, and while there may not be other blocks immediately available for assignment, there may be blocks being “aged” by the PA that were recently returned or reclaimed. Allowing those returned or reclaimed blocks to be made available for assignment more quickly may assist SPs when they need to exchange a block, and may assist the PA in avoiding opening a new code to meet SP demand. The current TBPAG requires that recently returned or reclaimed blocks be aged for 90 days, but 45 days should be sufficient to allow the LERG Assignee time to modify its translations to provide vacant number treatment for the block by the LERG effective date of the disconnect.
B) Following Resolution from INC
The following text changes were made to the TBPAG, section 9.2.4:
9.2.4 The PA must also notify and coordinate with the LERG Assignee in advance of the thousands-block return Effective Date to allow sufficient

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-4

Nat’l PAS — Change Order #37 (INC Issue 458)	December 7, 2004

time for the LERG Assignee to update switch translations in order to provide blank number treatment for the returned thousands-block(s). The PA will make the thousands-block available for reassignment after 45 calendar days.
3 The Proposal
NeuStar’s National Pooling Administrator has reviewed INC Issue 458 from both the operational and technical perspectives. The proposal set forth below will conform to the changes in the INC guidelines and meet the requirements of the industry in a cost-effective and efficient manner.
Solution
Presently the aging period for returned/reclaimed thousands-blocks according to Section 9.2.4 of the Thousands-Block Number (NXX-X) Pooling Administration Guidelines is 90 days. After this 90-day aging period, blocks are made available for re-assignment. The resolution of INC Issue 458 reduced the aging period from 90 days to 45 days. Therefore, PAS will need to be modified to similarly reduce the aging period for returned or reclaimed thousands-blocks from 90 days to 45 days from the effective date of the return or reclamation.
4 Assumptions and Risks
Part of the PA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
This Change Order affects only the system, and would have no impact on our day-to-day operations.
5 Cost
As with any change order proposal, we also considered the associated costs that would potentially be incurred in implementing the proposed solution. These costs include the resources required to complete the milestones on a timeline for implementing the processes and system delineated in this change order. The timeline includes preparation, proper documentation updates, development, testing, monitoring, and execution.
The cost to implement our proposed solution would be $1,358.00.
6 Conclusion
In conclusion, the Pooling Administrator offers this viable solution to conform the PAS to INC Issue 458, and in accordance with contract terms, requests that the FCC review and approve this change order.

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	A	1 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0016	05/19/2006

6. ISSUED BY	CODE 00001	7. ADMINISTERED BY (If other than Item 6)	CODE

FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

Sterling, VA 20166		(X)	10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[   ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [   ] is extended, [   ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

X	D. OTHER (Specify type of modification and authority) FAR 1.6 “Authority of the Contracting Officer”

E.	IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The above numbered contract is hereby modified to approve Change Order #41 @ no cost and Change order #43 @ a cost of $600.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Wilma Mooney

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		BY /s/ Wilma S Moody	06/19/2006

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

LINE ITEM	Document Number	Title	Page
SUMMARY	CON01000016/0016	Pooling Administrator — Neustar	2 of 3

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

          No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

Address Detail	Title	Document Number	Page
	Pooling Administrator – Neustar	CON01000016/0016	3 of 3

Shipping Addresses
Code	Detail
0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts identified
	Phone:	( ) — ext.
	Fax:	( ) — ext.

Invoice Addresses
Code	Detail
0001	Org:	FCC / Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington, DC 20554
	Attn:	No Contacts identified
	Phone:	( ) — ext.
	Fax:	( ) — ext.

National Pooling Administration
Change Order Proposal #41
(LNPA WG PIM 24 and
CO/NXX Issue #364 — “Modification to Procedures for Code
Holder/LERG Assignee Exit”)
May 4, 2005

NeuStar, Inc.	46000 Oak Center Plaza
Sterling VA, 20166

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

		Page

1	Introduction	3
2	Industry Proposed Changes	4
3	The Proposal	10
4	Risks and Assumptions	12
5	Cost Assumptions and Summary	13
6	Conclusion	13
Appendix A		14

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	- ii

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

1 Introduction
1.1 Purpose and Scope
     In accordance with NeuStar’s National Pooling Administration contract1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the National Pooling Administrator (PA), hereby submits this Change Order Proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Attachment B, Section C of the Thousands-Block Pooling Contractor Technical Requirements, dated November 30, 2000, Sections 2.5 through 2.5.4, which read as follows:
2.5 Changes in the Environment
The FCC may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor. The contractor is additionally subject to the provisions of the changes clause in Section I.
2.5.1 Process
Accordingly, after a contractor is selected, the FCC, the NANC and/or the INC may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines), and procedures that may have an effect on the functions performed by the contractor.
2.5.2 Changes
The contractor shall review changes when numbering resource plans, administrative directives, assignment guidelines, and procedures are initiated or modified to determine if there is any impact on the functions that they must perform.
2.5.3 Notifications
The contractor shall then, within a period of not more than 30 calendar days from said event (e.g., the date INC places an issue into Final Closure), provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.
2.5.4 Roles
The NANC shall review the notice and provide a recommendation to the FCC regarding the effect of the contractor’s notice and supporting documentation.
The contractor shall comply with state regulatory decisions, rules and orders with respect to pooling, as applicable, as long as they are not in conflict with FCC decisions, orders, and rules and are within state jurisdiction.

[1]	FCC Contract Number CON01000016

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	- 3

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

This document covers the required subject matters such as explaining the industry’s requirements, proposed solution, cost, risk, and assumptions.
2 Industry Proposed Changes
Change Order History
On July 2, 2003, the Pooling Administrator (PA) submitted Change Order #23 as a result of the industry resolution of Local Number Portable Administration Working Group (LNPA WG) Project Issue Management (PIM) 24. PIM 24 proposed allowing the PA to obtain NPAC reports, which would enable the PA to check for contamination levels on donated thousands-blocks and ensure that an NPA-NXX is properly opened in the NPAC. In Change Order #23, the PA requested FCC approval of the purchase of reports from the NPAC to assess the contamination level of donated blocks.
On July 29, 2003, the Industry Numbering Committee (INC) placed CO/NXX Issue 364 into Final Closure. CO/NXX Issue 364 relates to the transfer of pooled codes from carriers that are proactively shutting down a network or service. The industry recognized that, as with donations, the PA must be able to verify whether and to what degree there is contamination of the affected blocks. INC determined that the changes it had made to the INC Thousands-Block Pooling Administration Guidelines in addressing Issue 364 would not be posted as revision to the guidelines until the FCC approved the related change order.
On August 26, 2003, the PA withdrew Change Order #23 and replaced it with Change Order #24, which we believed addressed the issues in both PIM 24 and INC CO/NXX Issue 364, allowing us to compare contaminated block information in the NPAC, with the information in the PAS, on an ongoing basis. Our intent was to avoid service-impacting assignment of blocks that had been contaminated after donation, or between assignment and return, or that were contaminated above the 10% limit.
The NOWG conducted its review of Change Order #24, but did not accept any of the three solutions proposed by the PA. Instead, the NOWG recommended to the FCC in a response dated September 19, 2003:
     The NOWG recommends that the PA select an NPA from each NPAC Region and perform an audit of embedded inventory using the proposed NPAC report to ascertain the type and frequency of error within the PAS embedded base. These results will be shared with the NOWG to assist in determining if there is value in proceeding with a one-time scrub of the entire PAS embedded base.
In response, the PA requested that the FCC hold Change Order 24 in abeyance, and submitted Change Order #26, asking to conduct a one-time trial of the process described in Change Order #24. The PA conducted the trial and presented its findings to the FCC and the LNPA WG. In addition, the PA recommended to the FCC that the PA should conduct this type of database comparison for all NPAs on an annual basis. Also, the PA recommended that it obtain NPAC reports for returned blocks and donated blocks on a weekly basis, at a minimum, as a way to provide ongoing protection for end users.

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	- 4

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

In response to the PA’s Change Order #26 report, on August 26, 2004 the NOWG recommended to the FCC as follows:
•	The PA [shall] provide an updated proposal with cost details for Change Order #24 to the FCC, for review by the NOWG, prior to the FCC authorizing a one-time scrub of PAS by the PA.
•	Concurrent with this one-time scrub, the PA [shall] prepare and propose to the INC that a self-certification statement be added to the Appendix 2 donation form. This proposed certification would require the SP to certify that (1) the information being provided has met certain designated stipulations and (2) the donating SP has properly marked/checked the appropriate items on the form prior to its submission, whether it be either an electronic or manual submission.
•	Concurrent with this one-time scrub, the PA [shall] work with INC to review the TBPAG directions for donating SPs in an effort to ensure the verbiage and responsibilities are thorough and clear for both SPs and the PA.
•	During the one-time scrub, the PA [shall] seek the appropriate support and assistance from the FCC and/or state commissions in enforcing SP participation in the one-time reconciliation process in situations where the PA is unable to obtain sufficient cooperation from individual service providers, e.g., answer PA inquiries in a timely manner in order for the PA to complete the one-time scrub.
•	Quarterly, the PA should distribute via their email exploder a “tip “ describing SP obligations when donating blocks to a pool and to remind SPs to follow the INC guidelines as they relate to the underlying causes of mismatches between PAS and the NPAC. Also, the PA should include any one-time scrub related information that it believes will help SPs understand where their efforts are substandard and therefore contribute(s) to this mismatch in the past and/or in the present.
•	Finally, the NOWG recommends that one year after the first full reconciliation has been completed by the PA, the NOWG and PA should then seek input from the industry as to any increase or decrease in the frequency in which SPs encounter erroneous block contamination. If the instances have increased, further action may be warranted, however, the NOWG does not recommend any further/additional activities other than those related to the “one-time scrub of the entire PAS database for unassigned/available blocks in the pool inventory” at this time.
On January 10, 2005, the FCC directed the PA to withdraw Change Order #24 and resubmit a new change order to conform to the NOWG’s recommendations. Subsequent to the FCC’s direction, the INC and the LNPA WG met with the NOWG, and agreed to re-examine the issues. In the meantime, however, the NOWG has now advised the PA by email that:
The NOWG has discussed and has come to consensus that the ‘one time scrub’ associated with change order 24 needs to be in the works as soon as possible. This is the shorter term solution that we all have discussed many times. We understand that the INC and the LNPA WG are discussing the longer term approach in terms of how to enforce this going

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	- 5

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

forward but we feel the shorter term solution should be submitted as a change order as soon as possible.
This Change Order #41 constitutes a resubmission of the request for a one time scrub associated with Change Order #24, as requested by the NOWG.
Industry Issues Leading to the Change Orders
LNPA WG PIM 24
The issue identified in PIM 24 relates to service providers who cannot use blocks that have been assigned to them either because the NPA-NXX has not been activated in the Number Portability Administration Center (NPAC), the thousands-block contamination level is greater than 10%, or the code holder failed to complete its intra-service provider ports prior to donating the blocks. To address these problems, the PA and AT&T Wireless submitted a joint PIM at the March 2003 LNPA WG meeting, which was accepted as PIM 24. PIM 24 proposed allowing the PA to obtain NPAC reports, which would enable the PA to check for contamination on a donated thousands-block and ensure the NPA-NXX is opened in the NPAC.
PIM 24, which the PA and AT&T Wireless submitted to the LNPA WG, is reproduced below:

Submittal Date (mm/dd/yyyy): 03/07/03          PIM #
Company(s) Submitting Issue: NeuStar Pooling, AT& T Wireless
Contact(s): Name Barry Bishop, Stephen Sanchez
Contact Number 847-698-6167, 425-288-7051
Email Address barry.bishonAneustar.biz, stephen.sanchez@attws.com
(NOTE: Submitting Company(s) is to complete this section of the form along with Sections 1, 2 and 3.)
1. Problem/Issue Statement: (Brief statement outlining the problem/issue.)
Blocks that are being assigned to Service Providers are either contaminated when they are donated as a non-contaminated block or the blocks have been contaminated over 10%. This is causing customers to be out of service or blocks being exchanged for a less contaminated or non-contaminated block.
In addition when the PA has assigned a block, at times the block is being rejected in the NPAC for not having the NXX as opened in the NPAC as portable.
2. Problem/Issue Description: (Provide detailed description of problem/issue.)
A. Examples & Impacts of Problem/Issue:

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	- 6

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

When a SP donates a block they mark the block as either contaminated or not contaminated. They do not indicate how many TN’s are contaminated. SP’s are suppose to do a Intra SP port on their contaminated TN’s prior to donating a block so that the block can be ported to the new SP and they can begin using the block on the effective date. The new SP should query the NPAC prior to assigning any TNs to determine which TN’s are contaminated and exclude those from their inventory assignment.
In one situation what is happening is that a block is assigned, the new SP goes to put those numbers in service, the old SP has not done their Intra SP ports causing their customers to be out of service. To resolve this, the 1000 block has to be deported, so that the old SP can Intra SP port their numbers then the 1000 block is reported to the new SP.
In another situation a block has been assigned either uncontaminated or contaminated and it is discovered the block has over 10% contamination. In this case the block has to be deported and a new block has to be assigned to the SP.
When a block is assigned and the NXX is not opened for porting in the NPAC, the block is rejected. The SP of the code then has to go into the NPAC and add their code as portable so that the block can be then ported. Even though this may take a matter of minutes to add, getting a hold of the correct person at a company to do this may take some time.
B. Frequency of Occurrence:
Ongoing
C. NPAC Regions Impacted:
Canada___Mid Atlantic___Midwest___Northeast___Southeast___Southwest
Western___West Coast___ALL X
D. Rationale why existing process is deficient:
It is up to the SP’s to do their INTRA SP ports and make sure they take the 1000 block out of their inventories when donating the block. This is not always happening.
It is up to the SP to add their NXX to the NPAC as a portable NXX prior to donating blocks. They indicate so on their donation form. However, this has not been the case in many situations.
E. Identify action taken in other committees / forums:
Issue raised at INC on two different occasions, they felt the guidelines already addressed the issue by leaving the responsibility to the SP to do the necessary work when they donated the blocks.
F. Any other descriptive items:

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	- 7

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	May 4, 2005

3. Suggested Resolution:
The following actions are proposed to resolve this issue:
Provide the PA access to the NPAC to check for contamination prior to the assignment of a thousands block.
Provide the PA access to the NPAC to check if the code is opened as portable.

LNPA WG: (only)
Item Number: ___ ___ ___ ___
Issue Resolution Referred to:

Why Issue Referred:

The LNPA WG submitted PIM 24 to the North American Portability Management Limited Liability Corporation (LLC) for approval. The LLC approved permitting the PA to obtain NPAC reports.
The PA subsequently gave the following report requirements to the NPAC:
The report generated from the NPAC should include the NPA-NXX-X, how many intra-SP ports are associated with it, how many total active and pending SVs there are, plus the company name associated with the active and pending SVs in an excel format by region. If an NPA-NXX is not found in the NPAC as portable, it should still come back to the PA with a note that the NPA-NXX does not exist in the NPAC.
CO/NXX Issue 364
The issue identified in INC CO/NXX Issue 364 relates to service providers who must transfer pooled codes to other carriers, because they are proactively shutting down a network or service. As with donations, the PA must be able to verify whether and to what degree there is contamination of the affected blocks.
Quoted below are both the INC official issue statement and its final resolution, which can also be found under INC working documents on the ATIS website (http://www.atis.org) for CO/NXX Issue 364 “Modification to Procedures for Code Holder/LERG Assignee Exit:”

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A. ISSUE STATEMENT
INC’s newly defined and issued procedures for CO Code transfer process are not sufficient in aiding carriers that are proactively shutting down a network or service. The existing procedures were mostly developed from the perspective of a carrier going out of business in an unexpected manner(bankruptcy). The INC CO Code transfer guidelines are not sufficient in aiding carriers that are proactively shutting down a network or service. There are many independent activities evolving many internal organizations as well as the NANPA and other carriers.
The main problem is a complex timing issue, this because it involves the donating carrier, NANPA, NPAC, and the receiving carrier. In addition all other carriers must update their networks and OSSs to ensure that customers receive calls originating from their networks.
Donating Carrier issues:
•	Timing of Customer notification, disconnect timing
•	Timing of Network and trunk engineering disconnect timing
•	Timing of Support system disconnect
•	Timing of Co Code transfer/disconnect timing
•	Determine when the last day a user can port on CO Codes that already have port(s).
•	Determine when the last day a user can port on CO Code that does NOT already have port(s).
NANPA Issues:
•	The NANPA does not have immediate access to NPAC records to determine if there are ported customers associated with the CO-NXX that are being returned by a carrier. The North American Portability Management (NAPM), LLC currently does not allow the NANPA access to the NPAC. The NANPA has to request reports from the NPAC to determine if a CO Code has numbers that have been ported. This requires up to an additional week before a potential carrier can be contacted to takeover CO Code ownership.
•	The NANPA is required to adhere to existing INC guidelines and FCC Orders that may prevent a timely and non-service impacting transfer of CO Codes that require a new CO Code holder.

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Examples:
•	Due to neutrality and non-disclosure requirements the NANPA can not identify a carrier that agreed to become the CO Code holder to the donating carrier until it is published in the LERG (up to 30 days).

•	The NANPA denies a disconnect request on a CO Code that has ported number, however the AOCN can enter the LERG effective disconnect date as long as the interval from the request to the LERG effective date is greater than or equal to the required 66 day CO Code interval.

•	NANPA approves CO Code disconnects request that currently do not have ported customers, but have a high probability that a customer will port before the LERG disconnect date.
Receiving Carrier Issues:
•	Ensure that ported- in customer(s) do not have degraded or no service due to the transfer of the CO Code.
Attached: NANPA’s Proposed Process for Disconnecting or Finding New LERG Assignees for NXXs Assigned to a Service Provider Seeking to Disconnect Service
B. ISSUE RESOLUTION
INC created the attached new COCAG Appendix C to replace the existing Appendix C. The new Appendix C also replaces the interim NANPA process document titled “Procedures for Returning Non-Pooled Codes with Active or Pending Ported Telephone Numbers (TNs)” dated April 25, 2002. This new Appendix C becomes effective when posted to the ATIS web site.
In addition, INC also created the attached new TBPAG Appendix 7 (attached as Appendix A) replace the existing Appendix 7. However, this new Appendix 7 will NOT be posted on the ATIS web site because INC anticipates that the PA will be generating a Change Order for FCC approval. Posting of the document will be held in abeyance until any potential Change Order has been approved by the FCC and implemented by the PA.
This resolves the issue.
3 The Proposal
NeuStar’s National Pooling Administrator reviewed the NOWG’s recommendation dated August 26, 2004 from both the operational and technical perspectives. We believe that our proposed

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solution based on NOWG recommendations as set forth below will address the NOWG’s recommendation in a cost-effective and efficient manner.
To conform to the NOWG recommendation, we propose to perform the following actions:
•	Conduct a one-time scrub of the PAS database using NPAC data. We will receive seven (7) NPAC reports, one for each NPAC region. This data will be compared to what is in PAS and SPs will be contacted to correct the data.

•	During the scrub we will seek appropriate support and assistance from the FCC and/or state commissions to enforce SP participation, if needed.

•	Concurrent with the one-time scrub, we will prepare and propose to the INC that a self-certification statement be added to the Appendix 2 donation form (which may result in a additional change order to modify PAS)

•	Concurrent with this one-time scrub, we will work with INC to review the TBPAG directions for donating SPs in an effort to ensure the verbiage and responsibilities are thorough and clear for both SPs and the PA.

•	Quarterly, we will distribute via our email distribution a “tip” describing SP obligations when donating blocks to a pool and to remind SPs to follow the INC guidelines as they relate to the underlying causes of mismatches between PAS and the NPAC. Also, we will include any one-time scrub related information that we believe will help SPs understand where their efforts are substandard and therefore contribute to the mismatch in the past and/or in the present.

•	One year after the reconciliation has been completed, the NOWG and the PA will seek input from the industry as to any increase or decrease in the frequency in which SPs are encountering erroneous block contamination.
It is our opinion that this proposal clearly does not meet the requirements of the industry as delineated in LNPA WG PIM 24 and CO/NXX #364, and set forth in TBPAG Appendix 7 (attached hereto as Appendix A). However, it does address the NOWG’s short-term concern, as expressed in its e-mail to the PA.
Specifically, the INC has directed us as follows in Appendix 7:
From section 4.1 relating to Returned Thousands-Blocks Containing Ported Numbers.
When the Block Holder is not the LERG Assignee:
The PA shall request an ad hoc report from the NPAC to determine if there are any ported TNs or pending ports on the block(s) being returned. This information will assist the PA in re-allocating the block. If the block is 10% or less contaminated the PA will process the block return. This will effectively be a contaminated block donation to the pool inventory. If the contamination level is greater than 10%, the PA will follow the order below to select a new block holder:
From section 4.2 relating to Returned Thousands-Blocks Containing Ported Numbers.
When the Block Holder is also the LERG Assignee:
The PA shall request an ad hoc report from the NPAC to determine if there are any ported TNs or pending ports on the block(s) being returned. The PA will follow the order below to select a new LERG assignee:

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From section 5.1 relating to Abandoned Thousands-Blocks Containing Ported Numbers.
When the Block Holder is not the LERG Assignee:
The PA shall request an ad hoc report from the NPAC to determine if there are any pending or completed TN ports. The PA will contact the appropriate regulatory authority and seek guidance concerning the return or reassignment of the abandoned block. If the block contamination level is 10% or less, the block is returned to the pool once written confirmation (email or fax) is received from the regulatory authority to reclaim the block. If the block contamination level is greater than 10%, the PA will follow the order below to select a new block holder unless otherwise directed by the regulatory authority:
From section 5.2 relating to Abandoned Thousands-Blocks Containing Ported Numbers.
When Block Holder is also the LERG Assignee:
The PA shall request the ad hoc report from the NPAC to determine if there are any pending or completed TN ports. This information will assist the PA in reallocating the NXX code/blocks. The PA will follow the order below to select a new LERG assignee unless otherwise directed by the appropriate regulatory authority:
The PA receives returned blocks literally on a daily basis. Under the NOWG proposal, the PA will not be able to determine, except on the day it examines a particular NPA, if there are any pending or completed ported TNs on any blocks that are voluntarily returned, so blocks that could be potentially over 10% contaminated will just be returned to the pool. The new assignee simply will not know whether it is getting a block that is less than 10% contaminated until it runs its own report with the NPAC. Essentially, the industry will have to continue proceeding in caveat emptor mode, and all the work that went into the crafting of Appendix 7 will have been for naught.
4	Risks and Assumptions
Part of NeuStar’s National Pooling Administrator assessment of this change order is to identify the associated assumptions and consider the risks that have an impact on our operations.
A.	Assumptions
The PA assumes that this is a short-term fix to assure the accuracy of the PAS database as of a specific date, the date the one-time scrub is completed. The PA does not assume that this solution addresses PIM 24 and INC Issue #364, and assumes those will have to be addressed at a later date.
B.	Risks
The proposed solution does not present any additional risks to our operations. It does not, however, decrease the risk to carriers of service-affecting outages on contaminated blocks that PIM 24 and Appendix 7 intended.

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C.	Impact on Operations
This proposed solution has a one-time impact on our operations because it will take a significant amount of staff time to do the initial scrub of the data, send notifications to the service providers of any discrepancies, and receive responses from the industry.
5	Cost Assumptions and Summary
As with any change order proposal, NeuStar’s National Pooling Administrator considered the associated costs that can be incurred in implementing the proposed solution. These cost assumptions are based upon the NPAC’s standard charges.
The anticipated cost to implement this proposed solution is $6,209.00, which includes the price for the extensive staff hours that will be required to perform this task, along with the costs of the reports we must obtain from the NPAC. The PA staff members are already carrying heavy workloads, due to the steady rise in volumes, which have increased significantly over the past few months. We respectfully request that this Change Order be approved giving the PA authorization to charge straight overtime for the staff members involved in the project.
The alternative would be to hire a temporary employee for this project, but we have considered and rejected that option because it would not facilitate timely completion of the project, or keep costs down, for the following reasons:
•	it would add the time of posting the position, interviewing, and obtaining the appropriate security clearance for the person
•	training time would be needed
•	the person would not have the familiarity with carrier contacts that pooling staff members have
•	the person would not have the familiarity with the two databases involved, or the previously developed personal contacts at the NPAC, that existing pooling personnel have.
6	Conclusion
In conclusion, the NeuStar National Pooling Administrator has offered a viable solution that supports the NOWG’s August 26, 2004 recommendation in accordance with contract terms, and we ask that the FCC review and approve this change order proposal. However, we reiterate our concern that this proposed solution does not address the original solutions for INC Issue #364 and the LNPA WG PIM 24, as resolved in Appendix 7 to the TBPAG.

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Appendix A

May 8, 2003	TBPAG Appendix 7
Procedures for Block Holder/LERG Assignee Exit
1.0	Purpose
This appendix describes the responsibilities of NANPA, service providers, and the PA in situations when a service provider (SP) is returning or abandoning NXX codes/blocks that contain ported telephone numbers and a new LERG assignee must be selected with minimal impact on ported customers. The specific circumstances addressed cover:
•	Voluntary Return of Thousands Blocks Containing Ported Numbers

•	Abandoned Thousands Blocks Containing Ported Numbers
2.0	Assumptions
2.1	Reasonable efforts should be taken to re-establish a LERG assignee in order to maintain default routing. Should the LERG assignee vacate their responsibilities, calls to the donor switch will not be processed.
2.2	The SP returning an NXX code will coordinate with NANPA to ensure that the code is not removed from the LERG as an active code until the Part 3 with the effective date of the disconnect is received. This is to prevent an adverse effect on ported-out customers.
2.3	A LERG assignee must be LNP capable, may put the code/block on any switch in the rate center, and should already be providing service in the rate center. This should eliminate any potential problems with facilities readiness.
2.4	It is desirable to avoid having to designate a new LERG assignee in the NPAC because all ported customers will experience a temporary interruption of incoming service during transition to the new assignee while the Service Provider Identification (SPID) is updated in the Number Portability Administration Center (NPAC). However, it is a regulatory requirement to allow continued porting of any number in the NXX, a process that requires correct SPID/number association at NPAC for NPAC’s message validation process.[2]

[2]	The LNP CO Code Reallocation Process, implemented on August 30, 2001, eliminates the necessity of maintaining the original LERG assignee in the NPAC because it eliminates service disruption that would be caused by changing the SPID in the NPAC. The process involves porting the code in thousands-blocks to the LERG assignee. In this way, the NPAC’s block-ownership tables override the NPAC’s NXX-ownership tables, allowing continued porting of any number in the NXX. The LNP CO Code Reallocation Process allows numbers to snap back to the new LERG assignee, the same as if the SPID had been changed in the NPAC without ported numbers having been taken out of service.

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2.5	The PA shall work closely with regulatory authorities to obtain timely information about SPs abandoning service or filing bankruptcy. Such circumstances are under the direction of a regulatory authority or court.
2.5	A SP has the option to refuse a NXX code/block re-allocation. Refusal will not adversely impact any pending NXX code/block assignment request because it is unrelated to the reallocation.
2.7	These guidelines also apply in jeopardy/rationing situations.
2.8	It is the responsibility of each SP to provide an accurate E911 record for each of its customers to the E911 Service Provider. It is essential that the outgoing SP unlock its E911 records in the regional E911 database, and the new SP must transition the affected customers records to its own company ID in the E911 database.
2.9	It is the responsibility of the new LERG assignee and new block holder to notify Telcordia™ to update the AOCN responsibility in BIRRDS for the reallocated NXX code/block(s).
2.10	The SP returning the NXX code/block has the responsibility to assure that affected parties, especially any end-users, are notified consistent with state or regulatory requirements.
2.11	It is the responsibility of the SP returning the NXX code/block to disconnect and remove all records related to the LRN and NXX code, including intra-SP ported TNs, from the NPAC database. If a NXX code/block is reassigned and there are still old records in NPAC, the new LERG assignee will encounter problems with the affected numbers from the reassigned NXX code/block, e.g., porting records on TNs not in service.
2.12	When an NXX code is re-allocated and there are no active or pending ported numbers in the NPAC, the NPAC, via receipt of the LNP NXX LERG Assignee Transfer Form, should ensure that any existing NXX records of the code are deleted from its database on the effective date of the reallocation.
2.13	In certain situations the decision to actually change the NPAC code ownership record (i.e., by deleting and subsequently re-creating records for all ported numbers in the returned NXX code and accepting the likely adverse customer service impact) may be acceptable. This decision should be based on the quantity and type of customers involved, and the agreement of the involved SPs that would have to coordinate the change.

The LNPA WG has developed requirements for the ability to mass update the SPID associated with an NXX code without taking ported customers out of service. This functionality has been assigned NANC Change Orders 217 and 323 which is expected to be available in Release 3.2.

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2.14	If there are no active or pending ports on the returned NXX code pending disconnect, the NPAC will use the Part 3 disconnect information received via email from the NANPA in order to remove the capability to port numbers from the returned NXX code 15 business days prior to the effective date of the disconnect. This removal will cause any new port attempts against the returned NXX code to fail at the user interface, thus avoiding additional impediments to the code return process.
2.15	It is the responsibility of the new LERG assignee or block holder to notify NECA to update the NECA Tariff FCC No. 4 database with the new OCN for the reallocated NXX code/block(s). NECA currently requires a copy of the new Part 3 form.
3.0	Notification Procedures for Returned NXX Codes/Blocks
NANPA is required to post the effective dates of pending NXX code disconnects on the NANPA website in order for SPs to be aware of approved NXX code disconnects.
LERG assignees should notify the PA if they are no longer able to perform default routing functions (e.g., the SP is no longer providing service in the area served by that NXX code).
NANPA must inform the outgoing LERG assignee of their responsibility to update the appropriate routing databases upon receipt of the Part 3.
There are specific actions related to LNP processes to be taken by SPs, the PA, and NPAC during the NXX code reallocation process. An overall description, including a required form, can be found at: (http://www.nationalpooling.com/guidelines/index.htm).3
In addition, it is the responsibility of the SP returning the NXX code/block to remove any LRN record it has associated with the returned NXX code and all ported in TNs associated with that LRN, including intra-SP ports. In addition, if the NXX is being disconnected, the NXX should be disconnected in the NPAC as well. If a block is being reallocated, the SP returning the block should not attempt to disconnect the NXX in the NPAC; it should only remove its LRN and any ported in TNs associated with that LRN, including any intra-SP ports.
If there are no active or pending ports on the NXX code, a Part 3 disconnect should be issued by NANPA to the SP. The Part 3 disconnect information shall be entered into BIRRDS by the SP’s AOCN. The NXX code should be included in the Part 3 disconnect report posted on the NANPA web site.
If there are no active or pending ports on the returned NXX code pending disconnect, the NPAC will use the Part 3 disconnect information received via email from the NANPA in order to remove the capability to port numbers from the returned NXX code 15 business days prior to the

[3]	See footnote 1.

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effective date of the disconnect. This removal will cause any new port attempts against the returned NXX code to fail at the user interface, thus avoiding additional impediments to the code return process.
If porting of TNs occurs on a returned NXX code after NANPA has issued a Part 3 disconnect but prior to the 15 business days before the effective date of the disconnect, NPAC should notify NANPA that a port has occurred. NPAC also will disregard the Part 3 disconnect information and not suspend porting at 15 business day timeframe.
4.0	Returned Thousands-Blocks Containing Ported Numbers

4.1	When Block Holder is not the LERG Assignee
In a pooled area where thousands-blocks are voluntarily returned and there are ported numbers or pending ports contained in those returned blocks, the SP will return the blocks to the PA and the ported customers are not affected.
The PA shall request an ad hoc report from the NPAC to determine if there are any ported TNs or pending ports on the block(s) being returned. This information will assist the PA in reallocating the block. If the block is 10% or less contaminated the PA will process the block return. This will effectively be a contaminated block donation to the pool inventory. If the contamination level is greater than 10%, the PA will follow the order below to select a new block holder:
a)	The PA will notify SPs with ported TNs, the LERG assignee, SPs with a forecasted need, and the outgoing block holder within the applicable rate center. SPs will have ten business days to respond. The PA will provide the date and hour the responses are due. The first SP to respond with a completed and correct Part 1A and LNP NXX LERG Assignee Transfer Form will become the new block holder. MTE and utilization requirements are waived for SPs with ported TNs.
b)	If no SPs respond within ten business days or all refuse the block holder functions, the PA will contact the appropriate regulatory authority and seek guidance concerning the return or reassignment of the contaminated block. Should a new block holder be designated, regulatory authorities may waive MTE and utilization requirements.
The PA will work with the new block holder to determine if a Part 4 submission is necessary.
4.2	When Block Holder is also the LERG Assignee
The PA shall request an ad hoc report from the NPAC to determine if there are any ported TNs or pending ports on the block(s) being returned. The PA will follow the order below to select a new LERG assignee:
a)	The PA will contact SPs with blocks assigned from the affected NXX, SPs with ported TNs and SPs with a forecasted need within the applicable rate center. SPs will have ten business days to respond. The PA will provide the date and hour the responses are due.

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?	The first SP with blocks assigned from the affected NXX to respond with a Part 1 and LNP NXX LERG Assignee Transfer Form will become the new LERG assignee. MTE and utilization requirements are waived.

?	If no SPs with blocks assigned from the affected NXX respond or all refuse the LERG assignee functions, the first SP with ported TNs to respond with a Part 1 and LNP NXX LERG Assignee Transfer Form will become the new LERG assignee. MTE and utilization requirements are waived.

?	If no SPs with ported TNs respond or all refuse the LERG assignee functions, the first SP with a forecasted need with a Part 1 and LNP NXX LERG Assignee Transfer Form that meets the MTE and utilization requirements will become the new LERG assignee.
NPAC, upon the receipt of the LNP NXX LERG Assignee Transfer Form, will remove the LRN and all ported in TNs of the LRN (including intra-SP ports) in its database associated with the reallocated code after the effective date.
The PA will automatically update the BCD record in BIRRDS with the new LERG assignee’s information upon receipt of the Part 3 from NANPA.
The new LERG assignee shall:
▪	notify the PA via email which blocks assigned to the original LERG assignee are to be reallocated to the new LERG assignee because the contamination level is over 10%. This notification will take place within 90 calendar days of receiving the Part 3 confirmation.
▪	notify the PA via email which blocks assigned to the original LERG assignee are to be donated by the new LERG assignee because the contamination level is 10% or less. This notification will take place within 90 calendar days of receiving the Part 3 confirmation.
▪	work with the PA to determine if any Part 4 submissions are necessary.
Blocks that were previously donated by the original LERG assignee will remain in the pool.
It is recommended that the new LERG assignee retain at least one block to ensure that responsibilities in section 4.2.1 of the Thousands-Block Number (NXX-X) Pooling Administration Guidelines (TBPAG) are maintained. However, once the responsibilities of the SP outlined in section 4.2.1 are fulfilled and the SP determines that the block is not needed, the SP does have the option of returning the block to the PA.
b)	If no SPs respond within ten business days or all refuse to become the new LERG assignee, the PA will proceed with the NXX return, notify those SPs with ported TNs and/or pooled blocks from the affected NXX. Further, the PA will request that NANPA notify the appropriate regulatory authorities that a NXX code is going to be disconnected and that some working customers will lose service. NANPA will follow the disconnect process as outlined in Sections 4.0.f through 4.0. h of COCAG Appendix C.

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5.0	Abandoned Thousands-Blocks Containing Ported Numbers
The difference between an abandoned block and a returned block is that if abandoned, the PA is unable to reach the incumbent block holder to ask it to maintain default routing functions.
5.1	When Block Holder is not the LERG Assignee
In the case when the block holder is not the LERG assignee and blocks containing ported numbers or pending ports are abandoned, the ported customers are not affected. Typically, customer complaints are the catalyst for initiating the steps that follow. The PA shall request an ad hoc report from the NPAC to determine if there are any pending or completed TN ports. The PA will contact the appropriate regulatory authority and seek guidance concerning the return or reassignment of the abandoned block. If the block contamination level is 10% or less, the block is returned to the pool once written confirmation (email or fax) is received from the regulatory authority to reclaim the block. If the block contamination level is greater than 10%, the PA will follow the order below to select a new block holder unless otherwise directed by the regulatory authority:
a)	The PA will notify SPs with ported TNs, the LERG assignee, SPs with a forecasted need, and the outgoing block holder within the applicable rate center. SPs will have ten business days to respond. The PA will provide the date and hour the responses are due. The first SP to respond with a completed and correct Part 1A and LNP NXX LERG Assignee Transfer Form will become the new block holder. MTE and utilization requirements are waived for SPs with ported TNs.

b)	If no SPs respond within ten business days or all refuse the block holder functions, the PA will contact the appropriate regulatory authority and seek guidance concerning the return or reassignment of the contaminated block. Should a new block holder be designated, regulatory authorities may waive MTE and utilization requirements.
The PA will work with the new block holder to determine if a Part 4 submission is necessary.
5.2	When Block Holder is also the LERG Assignee
In the case when the block holder is the LERG assignee and blocks containing ported numbers or pending ports are abandoned, the PA may not have prior knowledge of the situation. Typically, customer complaints are the catalyst for initiating the steps that follow. The PA shall work closely with the appropriate regulatory authority to obtain timely information about SPs abandoning service or filing bankruptcy. Such circumstances are under the direction of a regulatory authority or court.
The PA shall request the ad hoc report from the NPAC to determine if there are any pending or completed TN ports. This information will assist the PA in re-allocating the NXX code/blocks. The PA will follow the order below to select a new LERG assignee unless otherwise directed by the appropriate regulatory authority:

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a)	The PA will contact SPs with blocks assigned from the affected NXX, SPs with ported TNs, and SPs with a forecasted need within the applicable rate center. SPs will have ten business days to respond. The PA will provide the date and hour the responses are due.
?	The first SP with blocks assigned from the affected NXX to respond with a Part 1 and LNP NXX LERG Assignee Transfer Form will become the new LERG assignee. MTE and utilization requirements are waived.

?	If no SPs with blocks assigned from the affected NXX respond or all refuse the LERG assignee functions, the first SP with ported TNs to respond with a Part 1 and LNP NXX LERG Assignee Transfer Form will become the new LERG assignee. MTE and utilization requirements are waived.

?	If no SPs with ported TNs respond or all refuse the LERG assignee functions, the first SP with a forecasted need with a Part 1 and LNP NXX LERG Assignee Transfer Form that meets the MTE and utilization requirements will become the new LERG assignee.
NPAC, upon the receipt of the LNP NXX LERG Assignee Transfer Form, will remove the LRN and all ported in TNs of the LRN (including intra-SP ports) in its database associated with the reallocated code after the effective date.

The PA will automatically update the BCD record in BIRRDS with the new LERG assignee’s information upon receipt of the Part 3 from NANPA.

The new LERG assignee shall:
▪	notify the PA via email which blocks assigned to the original LERG assignee are to be reallocated to the new LERG assignee because the contamination level is over 10%. This notification will take place within 90 calendar days of receiving the Part 3 confirmation.

▪	notify the PA via email which blocks assigned to the original LERG assignee are to be donated by the new LERG assignee because the contamination level is 10% or less. This notification will take place within 90 calendar days of receiving the Part 3 confirmation.

▪	work with the PA to determine if any Part 4 submissions are necessary.
Blocks that were previously donated by the original LERG assignee will remain in the pool.

It is recommended that the new LERG assignee retain at least one block to ensure that responsibilities in section 4.2.1 of the TBPAG are maintained. However, once the responsibilities of the SP outlined in section 4.2.1 are fulfilled and the SP determines that the block is not needed, the SP does have the option of returning the block to the PA.

b)	If no SPs respond within ten business days or all refuse to become the new LERG assignee, the PA will proceed with the NXX return, notify those SPs with ported TNs and/or pooled blocks from the affected NXX. Further NANPA will follow the disconnect process as outlined in Section 5.0.b of COCAG Appendix C.

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National Pooling Administration
Change Order Proposal #43
(INC Issue #475 – “Update Appendix 1: Thousands-Block
Forecast Report Directions”)
August 12, 2005

NeuStar, Inc.	46000 Oak Center Plaza
Sterling VA, 20166

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	August 12, 2005

		Page
1	Introduction	3
2	Industry Numbering Committee’s Proposed Change	4
3	The Proposal	6
4	Assumptions and Risks	6
5	Cost	6
6	Conclusion

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-ii -

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	August 12, 2005

I	Introduction

1.1	Purpose and Scope
In accordance with NeuStar’s National Pooling Administration contracts1 and our constant effort to provide the best support and value to both the FCC and the telecommunications industry, NeuStar, as the National Pooling Administrator (PA), hereby submits this Change Order Proposal to the Federal Communications Commission (FCC) for approval. This change order complies with the contractual requirements set forth in Attachment B, Section C of the Thousands-Block Pooling Contractor Technical Requirements, dated November 30, 2000, Sections 2.5 through 2.5.4, which read as follows:
2.5 Changes in the Environment

The FCC may issue rules, requirements, or policy directives in the future, which may increase, decrease or otherwise modify the functions to be performed by the contractor. The contractor is additionally subject to the provisions of the changes clause in Section I.

2.5.1 Process

Accordingly, after a contractor is selected, the FCC, the NANC and/or the INC may establish NANP numbering resource plans, administrative directives, assignment guidelines (including modifications to existing assignment guidelines), and procedures that may have an effect on the functions performed by the contractor.

2.5.2 Changes

The contractor shall review changes when numbering resource plans, administrative directives, assignment guidelines, and procedures are initiated or modified to determine if there is any impact on the functions that they must perform.

2.5.3 Notifications

The contractor shall then, within a period of not more than 30 calendar days from said event (e.g., the date INC places an issue into Final Closure), provide the Contracting Officer, state PUCs, and the NANC with written notice regarding these changes and summarize the potential impact of the changes upon service and cost, if any.

2.5.4 Roles

The NANC shall review the notice and provide a recommendation to the FCC regarding the effect of the contractor’s notice and supporting documentation.

The contractor shall comply with state regulatory decisions, rules and orders with respect to pooling, as applicable, as long as they are not in conflict with FCC decisions, orders, and rules and are within state jurisdiction.

[1]	FCC Contract Number CON01000016

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-3 -

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	August 12, 2005

This document provides the information required by the contract, such as identifying the new requirements of the expanded scope of work, offering our proposed solution, and addressing its cost, risks, and assumptions as a result of the Industry Numbering Committee’s (INC) disposition of Issue 475.
2 Industry Numbering Committee’s Proposed Change
On July 15, 2005, INC placed Issue 475 into Final Closure. As a result of this resolution of INC Issue 475, the directions on the INC Appendix 1: Thousands-Block Forecast Report form were modified. Therefore, PAS will need to be updated to reflect the modified directions.
INC Issue 475 Update Appendix 1: Thousands-Block Forecast Report Directions
Quoted below are the INC official issue statement and final resolution, which can also be found on the ATIS website (http://www.atis.org):
A)	Issue Statement
The directions on the Thousands-Block Number Pooling Administration Guidelines (TBPAG) Thousands-Block Forecast Report (Appendix 1), dated 6/3/02, states:

“If any of the forecasted demand above includes the need for a new NXX due to a LRN, please indicate in the space provided below how many LRNs and specify the month that the new NXX will be placed in service.”

This sentence needs to be amended to remove the step where the applicant would specify the month that the new NXX(s) will be placed in service since there is no field on the Appendix 1 to input that data into. The applicant only has a field to indicate how many new NXX(s) are needed due to a LRN.
B)	Following Resolution from INC
The following text changes were made to the Thousands-Block Number Pooling Administration Guidelines (TBPAG) Appendix 1:

[tbd]	Thousands-Block Forecast Report	Appendix 1
Company
Name
OCN
Contact
Contact TN
Fax#
E-mail
Date
Submitted

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-4 -

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	August 12, 2005

		Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month
Rate Area	NPA(s)	1	2	3	4	5	6	7	8	9	10	11	12

Directions:

Please provide the forecasted number of thousands blocks in each Rate Area that your company expects to take from the pool each month for the next 12 months

Only the total quantity of thousands blocks that are forecasted should be entered. Do not include in the forecast the thousands blocks or full NXXs that are already in your inventory. If full NXX(s) is/are forecasted, please reflect this in thousands blocks, e.g., a full NXX = 10 thousands blocks.

If any of the forecasted demand above includes the need for a new NXX due to a LRN, please indicate in the space provided below, e.g. a new NXX due to a LRN = 1.

	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month
NXX(s) Month	1	2	3	4	5	6	7	8	9	10	11	12

If further assistance is required, please contact the PA on 866-638-7665.

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-5 -

Nat’l PAS — Change Order #39 (LNPA WG PIM 24 and CO/NXX 364)	August 12, 2005

3 The Proposal
NeuStar’s National Pooling Administrator has reviewed INC Issue 475 from both the operational and technical perspectives. The proposal set forth below will conform to the changes in the INC guidelines and meet the requirements of the industry in a cost-effective and efficient manner.
Solution
Modify the existing text under the “Directions” section of the Thousands-Block Forecast Report screen in PAS to conform to the new directions as altered by INC Issue 475.
4 Assumptions and Risks
Part of the PA’s assessment of this change order is to identify the associated assumptions and consider the risks that can have an impact on our operations.
There are no associated assumptions.
This Change Order affects only the system, and would have no impact on our day-to-day operations.
5 Cost
As with any change order proposal, we also considered the associated costs that would potentially be incurred in implementing the proposed solution. These costs include the resources required to complete the milestones on a timeline for implementing the processes and system delineated in this change order. The timeline includes preparation, proper documentation updates, development, testing, monitoring, and execution of the solution.
The cost to implement our proposed solution would be $605.00
6 Conclusion
In conclusion, the Pooling Administrator offers this viable solution to conform the PAS to INC Issue 475, and in accordance with contract terms, requests that the FCC review and approve this change order.

© NeuStar, Inc. 2005	NeuStar Proprietary and Confidential	-6 -

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	A	1 | 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0017	05/24/2006

6. ISSUED BY CODE	00001	7. ADMINISTERED BY (If other than Item 6) CODE

FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON01000016

Sterling, VA 20166		(X)	10B. DATED (SEE ITEM 13)

CODE	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[    ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [     ] is extended, [     ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

X	D. OTHER (Specify type of modification and authority) FAR 1.6 “Authority of the Contracting Officer”

E.	IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return 3 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

This modification revises the associated cost for Change order #41 to $6,209.00 in lieu of $0.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Wilma Mooney

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

		BY	05/24/2006

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 30-105	STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE	Prescribed by GSA
FAR (48 CFR) 53.243

LINE ITEM	Document Number	Title	Page
SUMMARY	CON01000016/0017	Pooling Administrator – Neustar	2 of 3

Line Item	Delivery Date	Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

Address Detail		Title	Document Number	Page

		Pooling Administrator – Neustar	CON01000016/0017	3 of 3

Shipping Addresses
Code	Detail
0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts identified
	Phone:	( ) - ext.
	Fax:	( ) - ext.

Invoice Addresses
Code	Detail
0001	Org:	FCC / Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington, DC 20554
	Attn:	No Contacts identified
	Phone:	( ) - ext.
	Fax:	( ) - ext.

				1. CONTRACT ID CODE	PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				A	1 of 9	4

2.	AMENDMENT/MODIFICATION NO. 0018		3. EFFECTIVE DATE	4. REQUISITION/ PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
06/14/2006

6.	ISSUED BY	CODE	00001	7. ADMINISTERED BY (If other than Item 6)	CODE

FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8.	NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)			(x)	9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.
	46000 Center Oak Plaza			9B. DATED (SEE ITEM 11)
Sterling, VA 20166
10A. MODIFICATION OF CONTRACT/ORDER NO.
				(X)	NO. CON01000016

CODE		FACILITY CODE		(X)	10B. DATED (SEE ITEM 13) 12/13/01

	11.	THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[  ]The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended, [  ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

		13.	THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	(X)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 41.103(a)(3), Mutual Agreement; FAR 1.6; Authority of the Contracting Officer

D. OTHER (Specify type of modification and authority)

E.	IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this contract modification is to extend the period of performance and to incorporate FCC Suitability and Security Processing Clause. Accordingly:

	1.	This modification incorporates NeuStar’s Inc. proposal dated June 5, 2006.
	2.	The period of performance for Option Year 4 is hereby extended from June 15, 2006 through September 14, 2006 with two (2) one (1) month Optional Periods and is costed as follows:
a. Option Period 4 Extension (06/15/06 – 09/14/06): $889,257.93 ($296,419.31 per month)
b. Options 4a (09/15/06 – 10/14/;06) and 4b (10/15/05 – 11/14/06), if exercised: $592,838.62 ($296.419.31 each)
c. Funding continues via NANPA and will be paid by FCC Billing & Collection Agent, Welch & Company.
(Continued on Page 4)
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.		NAME AND TITLE OF SIGNER (Type or print) Amy L. Putnam		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Wilma Mooney

15B.		CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C.	DATE SIGNED
Digitally signed by Amy Putnam
				BY	/s/	06/14/2006

(Signature of person authorized to sign)					(Signature of Contracting Officer)

NSN 7540-01-152-8070					STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE					Prescribed by GSA
FAR (48 CFR) 53.243

LINE ITEM	Document Number	Title	Page
SUMMARY	CON01000016/0018	Pooling Administrator – Neustar	2 of 9

Line Item	Delivery Date	Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

Address Detail		Title	Document Number	Page

		Pooling Administrator – Neustar	CON01000016/0018	3 of 9

Shipping Addresses
Code	Detail
0001	Org:	FCC Warehouse
	Addr:	9300 E. Hampton Drive

Capital Heights MD 20743
	Attn:	No Contacts identified
	Phone:	( ) - ext.
	Fax:	( ) - ext.

Invoice Addresses
Code	Detail
0001	Org:	FCC / Accounts Processing Branch
	Addr:	Financial Operations Division
445 12th St., SW

Washington, DC 20554
	Attn:	No Contacts identified
	Phone:	( ) - ext.
	Fax:	( ) - ext.

Contract No. CON01000016
Modification No. Eighteen (18)

3.	Clause H.7, Suitability and Security Processing is hereby incorporated. Accordingly, see attached Clause H.7 and FCC Forms A-200 and A-600.
4.	FAR Clause 52.217-9, Option to Extend the Term of the Contract, is hereby incorporated for the Option Periods and reads as follows:

52.217-9 Option to Extend the Term of the Contract (Mar 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within five (5) business days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least seven (7) business days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract extension, including the exercise of any options under this clause, shall not exceed five (5) months.

Contract No. CON01000016
Modification No. Eighteen (18)

Clause H.7, Suitability and Security Processing
          1. General
     (a) All contract personnel are subjected to background investigations for the purpose of suitability determinations. Based on their proposed duties, some contract personnel may also be required to have security clearance determinations. No contract personnel may be assigned to work on the contract without a favorable initial review of the OF 306, Declaration for Federal Employment (http://www.opm.gov/forms/pdf_fill/of0306.pdf) or a written waiver from the FCC Security Operations Center (SOC).
     (b) Suitability, waiver, and security clearance determination investigations are currently conducted through the FCC Security Operations Center (202- 418-7884). The individual contract employee will be provided with a review process before a final adverse determination is made. The FCC requires that any contract personnel found not suitable, or who has a waiver cancelled, or is denied a security clearance, be removed by the contractor during the same business day that the determination is made.
     (c) If the contract personnel is re-assigned and the new position is determined to require a higher level of risk suitability than the contract personnel currently holds, the individual may be assigned to such position while the determination is reached by the SOC. A new A-600 shall be necessary for the new position.
     (d) Contract personnel working as temporary hires (for ninety (90) days or less) must complete and receive a favorable initial review of the OF 306 and complete the contract personnel section of the FCC Form A-600, FCC Contractor Record Form. If during the term of their employment they will have access to any FCC network application, they must also complete and sign the FCC Form A-200, FCC Computer System Application Access Form.
2. At Time of Contract Award
     (a) The FCC Security Operations Center must receive the completed, signed OF 306 for all proposed contractor employees at the time of contract award. Resumes for all personnel proposed for assignment on the contract should be provided to the Security Office prior to the time of in-take processing (see below, 2.3.2). The FCC Security Operations Center requires up to five

Contract No. CON01000016
Modification No. Eighteen (18)

(5) working days (from the date they are received) to process the OF 306 before any employee is allowed to begin work on the contract. A written waiver from the SOC may be obtained in special circumstances.
All contract personnel, regardless of task description, must complete this form. Without an approved, completed OF 306 on file at the SOC, no contractor employee may begin work. An approved OF 306 is one that has passed initial review by the SOC. During the course of the SOC review of the OF 306, the contract personnel may be interviewed by SOC staff regarding information on their OF 306.
     (b) In addition, the Contractor is responsible for submission of completed, signed computer security forms for each employee prior to that person beginning work on the contract (See Appendix No. 3, FCC Instruction 1479.1, FCC Computer Security Program Directive and sample forms.) These forms should be submitted to the FCC Computer Security Office.
     (c) The COTR shall begin processing their section of the FCC Contract Personnel Record (FCC Form A-600) at this time. This form, with the COTR and CO portions completed, will be distributed at the time of contract award and must be submitted to the SOC within ten (10) working days.
     (d) The Office of Personnel Management (OPM) will issue a Certificate of Investigation (CIN) following the appropriate background investigation. The SOC notifies the CO and COTR and contract personnel who have received a favorable adjudication so they may receive their permanent access credential.
3. IDENTITY PROOFING, REGISTRATION AND CHECKOUT REQUIREMENTS
     3.1 Locator and Information Services Tracking (LIST) Registration
The Security Operations Center maintains a Locator and Information Services Tracking (LIST) database, containing contact information for all Commission and contract employee personnel, regardless of work location.
The contract employee’s FCC Form A-600, FCC Contractor Record Form” captures the information for data entry into the LIST system.

Contract No. CON01000016
Modification No. Eighteen (18)

     3.2 Intake Processing
     (a) Following the processing of the OF 306 and an initial favorable suitability determination, (unless otherwise waived) the contract personnel shall report to the FCC for identity verification and access badge issuance on their first scheduled workday.
     (b) All new contract personnel must be escorted to the SOC by either the CO or COTR responsible for the contract. At this time the contractor personnel must present two forms of identification; one of which must be a picture ID issued by a state, or the Federal, government. The other piece of identification should be the original of one of the following:
U.S. Passport (unexpired or expired)
Certificate of U.S. Citizenship (Form N-560 or N-561)
Certificate of Naturalization (Form N-550 or N-570)
School ID
Voter’s registration card
U.S. Military card
Military dependent’s ID card
U.S. Coast Guard Merchant Mariner card
Native American Tribal document
U.S. Social Security card
Certification of Birth Abroad, (Form FS-545 or Form DS-1350)
Original or certified copy of a birth certificate, bearing an official seal
     (c) After identity verification, the individual shall complete the Fingerprint Card form, FD 258, the Fair Credit Report Act form, and be photographed and issued the appropriate access badge.
     (d) At this time the contract employee will be given one of the following forms, based on the security risk designation for the proposed support classification/position, to complete and return to the SOC within seven (7) business days:
(i)	Low Risk Positions - SF 85, Questionnaire for Non-Sensitive Positions

(ii)	Moderate Risk Positions - SF 85-P, Questionnaire for Public Trust Positions

(iii)	High Risk Positions/Secret or Top Secret Security Clearances - Standard Form (SF) 86, Questionnaire for Sensitive Positions

Contract No. CON01000016
Modification No. Eighteen (18)

     (e) For any contract employee whose name is provided to the Commission for security investigation at (ii) or (iii) level, who subsequently leaves the subject contract, due to Contractor or contract employee decision, within the first year, the Contractor shall reimburse the Commission for the cost of the investigation. If the contract or task order is scheduled for completion in under one year and the contract employee for whom a security investigation has been done leaves prior to the work being done, the Contractor and SOC shall agree on a pro-rated amount for reimbursement. The cost may range from approximately $400.00 (moderate risk) to $3,000.00 (high risk). The Contractor will be provided a copy of the investigation invoice with the reimbursement request.
     3.3. Monthly Contractor Personnel Reports
The monthly report verifying contract personnel working at the FCC is a crucial element in the agency’s compliance with Homeland Security Presidential Directive (HSPD) 12. Accurate and timely reporting are required as part of the ongoing access control efforts as mandated by HSPD-12 and implementing directives.
     (a) The Contractor’s Program Manager shall submit a contract personnel list to the SOC on the first working day of each month. This report shall be identified by the contract name and FCC number, and shall list all the contract employees working at the FCC in the immediately previous month.
     (b) The report shall highlight or list in some way those individuals who are no longer employed by the Contractor or who are no longer working on the subject contract. As well, any additional contract personnel who have been successfully processed for work on the contract since the previous report shall also be noted.
     (c) The report may be delivered electronically in MS Excel format. The covering email should contain a statement of certification of accuracy and should originate with the Contract Program Manager or other Contractor executive personnel. The author of the email shall be considered the signatory.
     (d) No later than the 15th of each month, the SOC will notify the Contract Program Manager, the author of the email covering the Monthly report (if different), the COTR and the Contracting Officer if the report is a) received after the first working day of the month, or b) contains errors in the listing. The notification will identify the reason for deficit in the report.

Contract No. CON01000016
Modification No. Eighteen (18)

     (e) The first instance of either a) or b) above shall result in a Five Hundred Dollar ($500.00) penalty against the Contractor. The assessed penalty shall increase in Five Hundred Dollar ($500.00) increments for each subsequent Monthly report received either late or containing errors.
     3.4. Checkout Processing:
     (a) All contract employees no longer employed on the subject contract, or at the termination of the contract, are required to report to the SOC and complete the sign-out portion of the FCC A-600, Contract Personnel Record.
     (b) This process verifies the access badge has been returned to the SOC by the contract personnel.
     (c) If the checkout processing is not completed by the contract employee, the Contractor shall take action to ensure its accomplishment no later than thirty (30) calendar days after the employee’s departure from the FCC.
     (d) The Contractor shall be liable to the FCC for an administrative processing charge of $150.00 (One Hundred Fifty Dollars), for each of their employees who leaves their duty assignment at the Commission and fails to complete the checkout processing within thirty (30) calendar days of departure. Mellon Bank, N.A., handles collection and processing of all Commission administrative charges and should payment become necessary, the Contractor will be provided the appropriate directions for an EFT.
     (e) The Contractor shall be liable for any actual damages arising from a failure to ensure that the checkout processing occurs within the thirty (30) calendar days of the contract employee’s departure from the FCC.

FCC Computer System Application Access Assignment Form

Employees and contractors who are requesting application access must have this form completed and returned to the Application Owner. Access must be granted in accordance with FCC Instruction 1479.2 Computer Security Program Directive.

USER INFORMATION (To be completed by Application Owner)
User Name (Print Last, First MI):	User Name ID:
Bureau/Office or Contract Name:	Date Access Required:
Major Application Access:	Access Level:

APPLICATION RULES OF BEHAVIOR ACKNOWLEDGEMENT
(To be completed by user and returned to Application Owner when Completed)

I have received a copy of the attached Application Rules of Behavior that provide information on Federal regulations, user responsibilities and the consequences of my actions, and computer security policies and procedures. I have read and will fully comply with the rules in their entirety. I recognize that it is my responsibility to ensure that I comply with the Federal computer security policies and procedures described in the FCC Computer Security Program Directive.

Printed Name:	Organization:

Signature:	Date:

ACCESS APPROVAL

I am aware that the following access has been granted to this userID:

☐ Privileged, Administrative Account	☐ Non-Privileged, Non-Administrative User Account

Supervisor or COTR (Printed Name):	Signature:	Date:

Application Security Custodian (Printed Name):	Signature:	Date:

Return this form to the Computer Security Officer, Room 1-A325
445 12th Street, S.W., Washington, DC 20554
Form A-200
Revised July 2002

APPLICATION RULES OF BEHAVIOR
Passwords:
☐	Passwords must be at least characters long.

☐	Do not write down passwords.

☐	Do not share your passwords or accounts with others.

☐	Enable a password protective inactivity screensaver at your station.

☐	Passwords are to be changed every days.

☐	Use paraphrases instead of dictionary words when creating passwords.
Electronic Data/Media and Paper:
☐	Do not post system sensitive material in areas subject to public traffic or viewing (offices next to windows on ground floors please take special note).

☐	Do not transport system sensitive material in an unprotected manner.

☐	Lock down all sensitive unclassified material when leaving your work area.

☐	Protect sensitive unclassified information from alteration, disclosure or loss.

☐	Ensure all storage media are reformatted before they are removed for storage in a protected environment

☐	Ensure that appropriate warning labels are printed on each and every page of the sensitive documentation.

☐	Prevent dumpster diving—do not discard system sensitive materials or communications in public trash containers.

☐	Deleting a file does not remove its data from the media. Use utilities which delete with overwriting before releasing media for other assignments or to ensure its destruction.

☐	Access only information for which you are authorized, “need to know/access.”

☐	Respect the copyright on the material you reproduce.

☐	Backup data files at frequent intervals.

☐	Respect and protect the privacy and confidentiality of records and privacy act information while in your custody.
Dial in Access:
☐	Dial in users must ensure that adequate safeguards are in place on the remote computer to ensure the security of the system to which you are dialing in to.

☐	Lock your terminal or log off if you must leave the work area even briefly.
Laptops:
☐	Login IDs, passwords and /or sensitive information should not be saved on the hard drive. Use a diskette/CD to save information.

☐	Protect passwords and user ID’s from hacker, electronic eavesdroppers or shoulder surfers.
Internet Usage:
☐	Do not transmit sensitive information via the Internet

☐	Keep your anti-virus software current.

☐	Periodically virus scan your client.

☐	Virus scan all e-mail attachments.

☐	Do not open executable attachments.
General:
☐	Use FCC computing resources when accessing applications in a manner consistent with its intended purpose.

☐	Report sensitive circumstances to the help desk.

☐	Politely challenge unescorted visitors in your area (request identification and purpose).

☐	Be alert to the risk of theft, espionage and intrusion in the areas you work in and take appropriate countermeasures.

☐	Attend or participate in annual information security training.

☐	Report violations of security policies or procedures that come to your attention.

☐	Prevent social engineering–do not reset passwords for any person via telephone until the identity of the requestor has been confirmed and verified.

☐	Do not divulge account access procedure to any unauthorized user.

☐	Users are not permitted to override technical and management controls.
Form A-200
Revised July 2002

FCC SECURITY OPERATIONS CENTER
CONTRACT PERSONNEL RECORD
(Please Read Instructions (P.2) Before Beginning)
SECTION A: TO BE COMPLETED BY CONTRACTOR’S PROJECT MANAGER

	1. Risk	2. Contract Personnel Name	3. Position Title
Designation

4.	Secret or Top Secret Security Clearance Required for Position (derived from SoW) Yes ☐ No ☐

5.	Contractor Company Name		6. Sub-Contractor Company Name (If Any)

7.	New Contract Personnel ☐	Replacement ☐	Reassigned ( ) ☐

8.	If Replacement or Reassigned, Name of Person Who Vacated the Position [Reassignment may require new A-200]
SECTION B: TO BE COMPLETED BY CONTRACTING OFFICER OR COTR

9.	New Statement of Work?	Yes ☐	No ☐	10. Funding Source:
If YES, date copy submitted to SOC				☐ Auctions % OR ☐ Appropriated

11.	Contract/Purchase Order Number(s)		12. Task Order Number		13. Date of Award

14.	Task Description (Title of Contract or Statement of Work)

15.	Description of Duties and Estimated Length of Employment

16.	ADP/Computer Access? Yes ☐ No ☐				17. Date A-200 submitted to SOC
If Yes, a copy of the completed, signed FCC Form A-200 must be submitted to SOC.

Phone:

	COTR Name (Print)	COTR Signature		COTR Bureau/Office		Date:

SECTION C: TO BE COMPLETED BY CONTRACTING PERSONNEL

18.	I understand and certify that when my work on the above-referenced contract, or any subsequent FCC contract to which I am assigned, is finished, I shall return my security badge to the Security Operations Center.

FCC Location: (floor

	Name (Print)	Signature	Date	and nearest room #)

19.
	In-Processing		Out-Processing

FCC A-600
April 2003

INSTRUCTIONS ON COMPLETING FCC Form A-600
THE FCC CONTRACT PERSONNEL RECORD
The FCC has developed this form, A-600, the FCC Contract Personnel Record, to document certain necessary risk and sensitivity information for the FCC, Security Operations Center (SOC).
The FCC Form A-600 has three sections; to be completed by the Contractor’s Program or Project Manager, the Contracting Officer and/or (COTR), and the Contract Personnel.
Sections A and B may be completed electronically then printed. Section C of the printed form must be completed by the individual contractor at the time of their SOC in-processing.
A:	Program Manager:

2.	Contractor Name: This should be as it will appear on the ID badge

3.	Position Title: Should be exact and include levels (i.e., I, II, Ill, IV), if applicable.

4.	Security Clearance Required for Position: This confirms that a Secret or Top Secret access level is required for the position duties. Most contractor positions do not require this access level.

5.	Contractor Company Name: Must be as it appears on the contract.

6.	Sub-Contractor Name: If any, listed here.

7.	New/Replacement/Reassigned: Check appropriate box, you must specify a date, if a reassignment.

B:	Contracting Officer/COTR:

9.	New Statement of Work? If YES, a copy must be forwarded to the SOC, specify a date.

10.	Funding Source: Indicate percent funded by Auctions, if any.

11.	Contract/Purchase Order Number(s)

12.	Task Order Number

14.	Task Description: May be the title of the contract or statement of work.

15.	Description of Duties: This is very important. Please be brief and to the point.

16.	ADP/Computer Access: Contract Personnel must have completed FCC Form A-200 before they can be granted access to the FCC network. A copy of the completed A-200 must be submitted to the SOC, specify date. Their level of access will depend on the details of the task.

17.	To be completed by SOC.

C:	Contractor Personnel:

18.	FCC Location: The physical location, if known, of the contractor personnel.

19.	Contractor Personnel Agreement to Submit to Out-Processing: Printed name and signature that the statement has been read. To be initialed and dated at the time of In- Processing.
The SOC will complete the remaining form in order to determine final placement. SOC will confer with the COTR and/or the Contractor’s Program/Project Manager for assistance in completing the FCC Contractor Position Designation Record Justification form.

FCC A-600
April 2003

PRIVACY ACT STATEMENT
The Federal Communications Commission (FCC or Commission) is authorized to request this information under 5 U.S.C. Sections 1302, 2951, 3301, 3372, 4118, 8347, and Executive Orders 9397, 9830, and 12107. This form is for contract personnel working for the Commission. If necessary, and usually in conjunction with another form or forms, this form may be used in conducting an investigation to determine your suitability or your ability to hold a security clearance, and it may be disclosed to authorized officials making similar, subsequent determinations.
ROUTINE USES: Any disclosure of this record or information in this record is in accordance with routine uses found in System of Records Notice OPM/GOVT-1, General Personnel Records. The Commission may disclose this information under the following circumstances:
(1)	To the appropriate Federal, State, or local agency responsible for responsible for investigating, prosecuting, enforcing, or implementing a statute, rule, regulation, or order, when the FCC becomes aware of an indication of a violation or potential violation of a civil or criminal law or regulation.

(2)	To disclose information to any source from which additional information is requested (to the extent necessary to identify the individual, inform the source of the purpose(s) of the request, and to identify the type of information requested), when necessary to obtain information relevant to an agency decision to hire or retain an employee, issue a security clearance, conduct a security or suitability investigation of an individual, classify jobs, let a contract, or issue a license, grant, or other benefits.

(3)	To disclose to a Federal agency in the executive, legislative, or judicial branch of government, in response to its request, or at the initiative of the FCC, information in connection with the hiring of an employee, the issuance of a security clearance, the conducting of a security or suitability investigation of an individual, the classifying of jobs, the letting of a contract, the issuance of a license, grant, or other benefits by the requesting agency, or the lawful statutory, administrative, or investigative purpose of the agency to the extent that the information is relevant and necessary to the requesting agency’s decision.

(4)	To provide information to a Congressional office from the record of an individual in response to an inquiry from that Congressional office made at the request of the individual.

(5)	To disclose to another Federal agency, to a court, or a party in litigation before a court or in an administrative proceeding being conducted by a Federal agency, when the Government is a party to the judicial or administrative proceeding.

(6)	To the Department of Justice, or in a proceeding before a court, adjudicative body, or other administrative body before which the Commission is authorized to appear when:
(a)	The Commission, or any component thereof; or

(b)	Any employee of the Commission in his or her official capacity; or

(c)	Any employee of the Commission in his or her individual capacity where the Department of Justice or the Commission has agreed to represent the employee; or

(d)	The United States, when the Commission determines that litigation is likely to affect the FCC or any of its components, is a party to litigation, or has an interest in such litigation, and the use of such records by the Department of Justice or the FCC is deemed by the Commission to be relevant and necessary to the litigation provided, however, that in each case it has been determined that the disclosure is compatible with the purpose for which the records were collected.
(7)	By the FCC or by the Office of Personnel Management (OPM) to locate individuals for personnel research or survey response, and in the production of summary descriptive statistics and analytical studies in support of the function for which the records are collected and maintained, or for related workforce studies. When published statistics and studies do not contain individual identifiers, in some instances, the selection of elements of data included in the study may be structured in such a way as to make the data individually identifiable by inference.

(8)	To disclose, in response to a request for discovery or for appearance of a witness, information that is relevant to the subject matter involved in a pending judicial or administrative proceeding.

FCC A-600
April 2003

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